EXHIBIT 99.1

                                    FORM OF
                              LETTER OF TRANSMITTAL

                                       FOR

                          10 1/4% SENIOR NOTES DUE 2012

                                       OF

                                UCAR FINANCE INC.
            UNCONDITIONALLY GUARANTEED BY GRAFTECH INTERNATIONAL LTD.
             AND CERTAIN SUBSIDIARIES OF GRAFTECH INTERNATIONAL LTD.

        THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
             ON    ,2002 (THE "EXPIRATION DATE") UNLESS EXTENDED BY
                                UCAR FINANCE INC.

                                 EXCHANGE AGENT:

                       STATE STREET BANK AND TRUST COMPANY

            BY MAIL:                            BY HAND OR OVERNIGHT COURIER:
State Street Bank and Trust Company         State Street Bank and Trust Company
Corporate Trust Department-LCC6                 2 Avenue de Lafayette-LCC6
       P.O. Box 778                             Boston, Massachusetts 02111
Boston, Massachusetts 02111-0778

                                  BY FACSIMILE:
                       State Street Bank and Trust Company
                                 (617) 662-1458
                             Attn: Mr. John Brennan

                              CONFIRM BY TELEPHONE:
                                 (617) 662-1768

         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

         The undersigned acknowledges receipt of the Prospectus dated        ,
2002 (the "Prospectus") of UCAR Finance Inc. ("UCAR"), and this Letter of Transmittal (the "Letter of Transmittal"), which together describe UCAR's offer (the "Exchange Offer") to exchange $1,000 in principal amount of its new 10 1/4% Senior Notes due 2012 (the "Exchange Notes") for each $l,000 in principal amount of outstanding 10 1/4% Senior Notes due 2012 (the "Notes"). The terms of the Exchange Notes are identical in all material respects (including principal amount, interest rate and maturity) to the terms of the Notes for which they may be exchanged pursuant to the Exchange Offer, except that the Exchange Notes are freely transferable by holders thereof (except as provided herein or in the Prospectus) and are not subject to any covenant regarding registration under the Securities Act of 1933, as amended (the "Securities Act").

         The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

         PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS
                     CAREFULLY BEFORE CHECKING ANY BOX BELOW

YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

         List below the Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the Certificate Numbers and Principal Amounts should be listed on a separate signed schedule affixed hereto.



-------------------------------------------------------------------------------
                     DESCRIPTION OF NOTES TENDERED HEREWITH
-------------------------------------------------------------------------------
                                                                                         AGGREGATE
                                                                                     PRINCIPAL AMOUNT            PRINCIPAL
   NAMES(S) AND ADDRESS(ES) OF REGISTERED                        CERTIFICATE          REPRESENTED BY               AMOUNT
        HOLDER(S) (PLEASE FILL IN)                                NUMBER(S)*              NOTES*                 TENDERED**


-------------------------------------------------------      -------------------    ---------------------    ----------------

-------------------------------------------------------      -------------------    ---------------------    ----------------

-------------------------------------------------------      -------------------    ---------------------    ----------------

-------------------------------------------------------      -------------------    ---------------------    ----------------

-------------------------------------------------------      -------------------    ---------------------    ----------------

-------------------------------------------------------      -------------------    ---------------------    ----------------

                                                               TOTAL
-------------------------------------------------------      -------------------    ---------------------    ----------------

* Need not be completed by book-entry holders.
** Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Notes. See instruction 2.

         This Letter of Transmittal is to be used either if certificates of Notes are to be forwarded herewith or if delivery of Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company, pursuant to the procedures set forth in "The Exchange Offer--Procedures for Tendering" in the Prospectus. Delivery of documents to the book-entry transfer facility does not constitute delivery to the Exchange Agent

         Holders whose Notes are not immediately available or who cannot deliver their Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their Notes according to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer-- Guaranteed Delivery Procedures."

|_| CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution
                                  ---------------------------------------------

|_|  The Depository Trust Company

     Account Number
                   ------------------------------------------------------------

     Transaction Code Number
                            ---------------------------------------------------

|_| CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

     Name of Registered Holder(s)
                                 ----------------------------------------------

     Name of Eligible Institution that Guaranteed Delivery
                                                          ---------------------

     Date of Execution of Notice of Guaranteed Delivery
                                                       ------------------------

     Account Number
                   ------------------------------------------------------------

|_| CHECK HERE IF EXCHANGE NOTES ARE TO BE DELIVERED TO PERSON OTHER THAN
    SIGNING THE LETTER OF TRANSMITTAL:

     Name
         ----------------------------------------------------------------------
                                 (Please Print)

     Address
            -------------------------------------------------------------------
                              (Including zip Code)

|_| CHECK HERE IF EXCHANGE NOTES ARE TO BE DELIVERED TO ADDRESS DIFFERENT FROM THAT LISTED ELSEWHERE IN THIS LETTER OF TRANSMITTAL:

     Address
            -------------------------------------------------------------------
                              (Including zip Code)

|_| CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name
         ----------------------------------------------------------------------


     Address
            -------------------------------------------------------------------

         If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Notes that were acquired as result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

   Ladies and Gentlemen:

         Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to UCAR the above-described principal amount of the Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Notes tendered herewith, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, UCAR all right, title and interest in and to such Notes. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent acts as the agent of UCAR, in connection with the Exchange Offer) to cause the Notes to be assigned, transferred and exchanged The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Notes and to acquire Exchange Notes issuable upon the exchange of such tendered Notes, and that, when the same are accepted for exchange, UCAR will acquire good and unencumbered title to the tendered Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or UCAR to be necessary or desirable to complete the exchange, assignment and transfer of tendered Notes or transfer ownership of such Notes on the account books maintained by the book-entry transfer facility. The undersigned further agrees that acceptance of any and all validly tendered Notes by UCAR and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by UCAR of its obligations under the Registration Rights Agreement (as defined in the Prospectus) and that UCAR shall have no further obligations or liabilities thereunder except as provided in the first paragraph of Section 2 of said agreement.

         The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption "The Exchange Offer--Conditions of the Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by UCAR), as more particularly set forth in the Prospectus, UCAR may not be required to exchange any of the Notes tendered hereby and, in such event, the Notes not exchanged will be returned to the undersigned at the address shown above.

         By tendering, each holder of Notes represents that Exchange Notes acquired in the exchange will be obtained in the ordinary course of such holder's business, that such holder has no arrangement with any person to participate in the distribution of such Exchange Notes, that such holder is not an "affiliate" of UCAR within the meaning of Rule 405 under the Securities Act and that such holder is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes. Any holder of Notes using the Exchange Offer to participate in a distribution of the Exchange Notes (i) cannot rely on the position of the staff of the Securities and Exchange Commission (the "Commission") enunciated in its interpretive letter with respect to Exxon Capital Holdings Corporation (April 13, 1988) or similar letters and (ii) must comply with the registration and prospectus requirements of the Securities Act in connection with a secondary resale transaction.

         If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Notes that were acquired as a result of market-making activities or other trading as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tendered Notes may be withdrawn at any time prior to the Expiration Date in accordance with the terms of the Letter of Transmittal.

         Certificates for all Exchange Notes delivered in exchange for tendered Notes and any Notes delivered herewith but not exchanged, and registered in the name of the undersigned, shall be delivered to the undersigned at the address shown below the signature of the undersigned.

                          TENDERING HOLDER(S) SIGN HERE
                   (Complete accompanying substitute Form W-9)




-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                            Signature(s) of Holder(s)

Dated                     Area Code and Telephone Number:
     ------------------                                    --------------------

(Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) of Notes. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person and enclose proper evidence of authority act.) See Instruction 3.

Name(s)
       ------------------------------------------------------------------------

       ------------------------------------------------------------------------
                                 (Please Print)

Capacity (full title)
                     ----------------------------------------------------------

Address
       ------------------------------------------------------------------------
                              (Including Zip Code)

Area Code and Telephone No.
                           ----------------------------------------------------

Taxpayer Identification No.
                           ----------------------------------------------------

                            GUARANTEE OF SIGNATURE(S)
                        (IF REQUIRED - SEE INSTRUCTION 3)

Authorized Signature
                    -----------------------------------------------------------

Name
    ---------------------------------------------------------------------------

Title
     --------------------------------------------------------------------------

Address
       ------------------------------------------------------------------------

Name of Firm
            -------------------------------------------------------------------

Area Code and Telephone No.
                           ----------------------------------------------------

Dated
     ------------------------------

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER


1.       DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES.

         Certificates for all physically delivered Notes or confirmation of any book-entry transfer to the Exchange Agent's or its agent's account at a book-entry transfer facility of Notes tendered by book-entry transfer, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at any of its addresses set forth herein on or prior to the Expiration Date (as defined in the Prospectus).

         THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE NOTES AND ANY OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE HOLDER, AND EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF SUCH DELIVERY IS BY MAIL, IT IS SUGGESTED THAT REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, BE USED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO PERMIT TIMELY DELIVERY.

         Holders whose Notes are not immediately available or who cannot deliver their Notes and all other required documents to the Exchange Agent on or prior to the Expiration Date or comply with book-entry transfer procedures on a timely basis must tender their Notes pursuant to the guaranteed delivery procedure set forth in that Prospectus under "The Exchange Offer--Guaranteed Delivery Procedures." Pursuant to such procedure: (i) such tender must be made through an Eligible Institution; (ii) on or prior to the Expiration Date, the Exchange Agent must have received from such Eligible Institution a properly completed and duly executed Letter of Transmittal and Notice of Guaranteed Delivery, substantially in the form provided by us (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Notes and the amount of Notes tendered, stating that the tender is being made thereby and guaranteeing that within five business days after the Expiration Date, a Book-Entry Confirmation or the certificates relating to the Notes, and all other documents required by the Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent; and (iii) a Book-Entry Confirmation or the certificates for all tendered Notes, and all other documents required by the Letter of Transmittal, are received by the Exchange Agent within five business days after the Expiration Date, all as provided in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." Upon request to the Exchange Agent, a Notice of Guaranteed Delivery will be sent to holders who wish to tender their Notes according to these guaranteed delivery procedures. No alternative, conditional, irregular or contingent tenders will be accepted All tendering holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Notes for exchange.

2.       PARTIAL TENDERS; WITHDRAWALS.

         If less than the entire principal amount of Notes evidenced by a submitted certificate is tendered, the tendering holder should fill in the principal amount tendered in the box entitled "Principal Amount Tendered." A newly issued certificate for the principal amount of Notes submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date. All Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise clearly indicated.

         Tenders of Notes pursuant to the Exchange Offer are irrevocable, except that Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date. To be effective, a written. telegraphic, telex or facsimile transmission notice of withdrawal must be received by the Exchange Agent by 5:00 P.M., New York City time, on the Expiration Date unless extended by UCAR. Any such notice of withdrawal must specify the person named in the Letter of Transmittal as having tendered Notes to be withdrawn, the certificate numbers of the Notes to be withdrawn, the principal amount of Notes delivered for exchange, a statement that such holder is withdrawing his or her election to have such Notes exchanged, and the name of the registered holder of such Notes, and must be signed by the holder in the same manner as the original signature on the Letter of Transmittal (including any required signature guarantees) or be accompanied by evidence satisfactory to UCAR that the person withdrawing the tender has succeeded to the beneficial ownership of the Notes being withdrawn. The Exchange Agent will return the properly withdrawn Notes promptly following receipt of notice of withdrawal. If Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn Notes or otherwise comply with the book-entry transfer facility's procedures. All questions as to the validity of notices of withdrawals, including time of receipt, will be determined by UCAR, and such determination will be final and binding on all parties.

3. SIGNATURE ON THIS LETTER OF TRANSMITTAL; WRITTEN INSTRUMENTS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

         If this Letter of Transmittal is signed by the registered holder(s) of the Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

         If any of the Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If a number of Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Notes.

         When this Letter of Transmittal is signed by the registered holder or holders (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Notes) of Notes listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required.

         If this Letter of Transmittal is signed by a person other than the registered holder or holders of the Notes listed, such Notes must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to UCAR and duly executed by the registered holder, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the Notes.

         If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by UCAR, proper evidence satisfactory to UCAR of their authority so to act must be submitted.

         Endorsements on certificates or signatures on separate written instruments of transfer or exchange required by this Instruction 3 must be guaranteed by an Eligible Institution.

         Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution, provided the Notes are tendered: (i) by a registered holder of such Notes, for the holder of such Notes; or (ii) for the account of an Eligible Institution.

4.       TRANSFER TAXES.

         UCAR shall pay all transfer taxes, if any, applicable to the transfer and exchange of Notes to it or its order pursuant to the Exchange Offer. If a transfer tax is imposed for any reason other than the transfer and exchange of Notes to UCAR or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exception therefrom is not submitted herewith the amount of such transfer taxes will be billed directly to such tendering holder.

         Except as provided in this Instruction 4, it will not be necessary for transfer tax stamps to be affixed to the Notes listed in this Letter of Transmittal.

5.       WAIVER OF CONDITION

         UCAR reserves the right to waive in its reasonable judgment, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

6.       MUTILATED, LOST, STOLEN OR DESTROYED NOTES

         Any holder whose Notes have been mutilated, lost, stolen or destroyed, should contact the Exchange Agent at the address indicated below for further instructions.

7.       REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

         Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the addresses and telephone number set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to UCAR at Brandywine West, 1521 Concord Pike, Suite 301, Wilmington, DE 19803, Attention: Elise Garofalo (telephone: (302) 778-8210).

         IMPORTANT: This Letter of Transmittal or a facsimile thereof (together with certificates of Notes or confirmation of book-entry transfer and all other required documents) or a Notice of Guaranteed Delivery must be received by the Exchange Agent on or prior to the Expiration Date.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

         GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER, Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.



----------------------------------------------------------    ------------------------------------------------------
                              GIVE THE                                                       GIVE THE EMPLOYER
                              SOCIAL SECURITY                                                IDENTIFICATION
FOR THIS TYPE OF ACCOUNT      NUMBER OF                       FOR THIS TYPE OF ACCOUNT OF    NUMBER OF
----------------------------------------------------------    ------------------------------------------------------


1. An individual's account    The individual                  9.  Sole proprietorship        The owner(4)
                                                                  account
2. Two or more                The actual owner of the
   individuals                account or, if combined         10. A valid trust, estate or   Legal entity (Do not
   (joint account)            funds, the first individual         pension trust              furnish the identifying
                              on the account(1)                                              number of the personal
                                                                                             representative or trustee
3. Husband and wife           The actual owner of the                                        unless the legal entity
   (joint account)            account or, if joint funds,                                    itself is not designated
                              either person(1)                                               in the account title)(5)

4. Custodian account of a     The minor(2)
   minor (Uniform Gift to                                     11. Corporate                  The corporation
   Minors Act)
                                                              12. Religious, charitable,     The organization
5. Adult and minor (joint     The adult, or if the minor is       or educational
   account)                   the only contributor, the           organization account
                              minor(2)
                                                              13. Partnership account        The partnership

6. Account in the name of     The ward, minor or              14. Association, club or       The organization
   guardian or committee      incompetent person(3)               other tax-exempt
   for a designated ward,                                         organization
   minor  or incompetent
   person                                                     15. A broker or registered     The broker or nominee
                                                                   nominee

7. a. The usual revocable      The actual owner(1)            16. Account with the            The public entity
      savings trust account                                       Department of
      (grantor is also                                            Agriculture in the
      trustee)                                                    name of a public
                                                                  entity (such as a State
   b. So-called trust                                             or local government,
      account that is not a                                       school district or
      legal or valid trust                                        prison) that receives
      under state law.                                            agricultural program
                                                                  payments
8. Sole proprietorship         The owner(4)

----------------------------------------------------------    ------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.

(2)  Circle the minor's name and furnish the minor's social security number.

(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.

(4) Show the name of the owner. You may also enter your business "DBA" name. You may use either your social security number or your employer identification number (if you have one).

(5)  List first and circle the name of the legal trust, estate or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.



             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9
                                     PAGE 2



OBTAINING A NUMBER                                                     NOTE: You may be subject to backup withholding if this
                                                                       interest is $600 or more and is paid in the course of the
If you don't have a taxpayer identification number or you              payer's trade or business and you have not provided your
don't know your number, obtain Form SS-5, Application                  correct taxpayer identification number to the payer.
for a Social Security Number Card, or Form SS-4,
Application for Employer Identification Number, at the                 o   Payments of tax-exempt interest (including exempt
local office of the Social Security Administration or the                  interest dividends under Section 852).
Internal Revenue Service and apply for a number.
                                                                       o   Payments described in section 6049(b)(5)
PAYEES EXEMPT FROM BACKUP WITHHOLDING                                      to nonresident aliens.

Payees that may be exempted from backup withholding                    o   Payments on tax-free convenient bonds under section
on ALL payments include the following:                                     1451.

o   A corporation.                                                     o   Payments made by certain foreign organizations.

o   A financial institution.                                           EXEMPT PAYEES DESCRIBED ABOVE SHOULD
                                                                       FILE SUBSTITUTE FORM W-9 TO AVOID
o   An organization exempt from tax under section                      POSSIBLE ERRONEOUS BACKUP
    501(a), or an individual retirement plan.                          WITHHOLDING. FILE THE FORM WITH THE
                                                                       PAYER, FURNISH YOUR TAXPAYER
o   The United States or any agency or instrumentality                 IDENTIFICATION NUMBER, WRITE "EXEMPT"
    thereof.                                                           ON THE FACE OF THE FORM, AND RETURN IT
                                                                       TO THE PAYER. IF THE PAYMENTS ARE
o   A State, the District of Columbia, a possession of the             INTEREST, DIVIDENDS, OR PATRONAGE
    United States, or any subdivision or instrumentality               DIVIDENDS, ALSO SIGN AND DATE THE FORM.
    thereof.
                                                                       PRIVACY ACT NOTICE. Section 6109 requires most recipients
o   A foreign government, a political subdivision of a                 of dividends, interest or other payments to give taxpayer
    foreign government, or any agency or instrumentality               identification numbers to payers who must report the
    thereof.                                                           payments to IRS. IRS uses the numbers for identification
                                                                       purposes. The IRS may also provide this information to the
o   An international organization or any agency, or                    Department of Justice for civil and criminal litigation, and
    instrumentality thereof.                                           to cities, states and The District of Columbia to carry out their tax laws. Payers must be given the numbers whether
o   A registered dealer in securities or commodities                   or not recipients are required to file returns. Beginning
    registered in the U.S. or a possession of the U.S.                 January 1, 2002, payers must generally withhold on taxable interest, dividend, and certain other payments to a payee
o   A real estate investment trust.                                    who does not furnish a taxpayer identification number to a payer at a maximum rate of 30%. Certain penalties may
o   A common trust fund operated by a bank under                       also apply.
    section 584(a).
                                                                       PENALTIES
o   An exempt charitable remainder trust, or a non-exempt trust
    described in section 4947(a)(1).                                   (1) PENALTY FOR FAILURE TO FURNISH TAXPAYER
                                                                       IDENTIFICATION NUMBER--If you fail to furnish your
o   An entity registered at all times under the Investment             taxpayer identification number to a payer, you are subject
    Company Act of 1940.                                               to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not willful neglect.
o   A foreign central bank of issue.
                                                                       (2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO
Certain payments other than interest, dividends, and                   WITHHOLDING. If you make a false statement with no
patronage dividends that are not subject to information                reasonable basis which results in no imposition of backup
reporting are also not subject to backup withholding. For              withholding, you are subject to a penalty of $500.
details, see the regulations under sections 6041, 6041A,
6045, and 6050A.                                                       (3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.
                                                                       Falsifying certifications or affirmations may subject you to
PAYMENTS EXEMPT FROM BACKUP WITHHOLDING                                criminal penalties including fines and/or imprisonment.

Payments of interest not generally subject to backup                   FOR ADDITIONAL INFORMATION CONTACT
withholding include the following:                                     YOUR TAX CONSULTANT OR THE INTERNAL
                                                                       REVENUE SERVICE.
o Payments of interest on obligations issued by individuals.

